UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2023

Date of reporting period: March 31, 2023

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2023, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 40.18% and Investor Class returned 40.01% compared to the MSCI EAFE Index (Gross) (“Index”) return of 27.52%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 7.02% for the Institutional Class and 6.77% for the Investor Class compared to the Index’s average annual total return of 6.09%. As of March 31, 2023, the Fund had net assets of $6.5 billion.

Performance Review

Global equity markets withstood shocks to the financial sector in the first quarter of 2023 to advance over the six-month period. The recent stresses to the financial system raise the probability of recession. Many banks face higher costs of funding and may incur bad debts from loans to leveraged industries such as commercial real estate. We expect many banks — particularly US regional banks — to become subject to stricter liquidity regulation and decrease lending, especially to small and mid-sized businesses. A widespread credit contraction may temper core inflation, which has remained stubbornly high in the US and Europe. The risk that the Federal Reserve and other central banks do not prevent stagflation would cause problems in equity markets, as drivers of share price returns — liquidity and growth in earnings — would suffer. Thus far, Asian banking systems appear to have avoided calamities. The region’s largest economy continues to recover post-Covid: China’s purchasing managers’ indices for manufacturing and non-manufacturing were in expansionary territory (above 50) for March, supported by government monetary and fiscal policy. During the period, the best-performing country markets within the Index included Denmark, Ireland, and Italy in local currency terms. The worst-performing country markets included Israel, Norway, and Finland. The top-performing sectors were consumer discretionary, information technology, and industrials. The weakest-performing sectors were real estate, consumer staples, and energy.

Fund holdings in the capital goods, banks, and insurance industry groups were the top contributors to the Fund’s performance relative to the Index. Holdings in the semiconductors & semiconductor equipment, consumer durables & apparel, and household & personal products industry groups were the largest detractors from relative performance. The largest stock-level contributor to absolute returns was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Other notable contributors included banking and financial services company, UniCredit S.p.A. (Italy), and life insurer, Prudential Plc (United Kingdom). The biggest detractor from absolute return was pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland). Positions in financial services company, Allianz SE (Germany), and civil construction company, Balfour Beatty Plc (United Kingdom), were neutral for absolute returns.

Significant Portfolio Changes

The largest increases included electric, gas & renewables power generation and distribution company, Enel SpA (Italy), and food products company, Danone (France), as well as new additions of financial services company, Allianz SE (Germany), alcohol beverage company, Diageo Plc (United Kingdom), and financial services company, United Overseas Bank Ltd. (Singapore). The largest decreases included integrated resort developer & operator, Sands China Ltd. (Hong Kong), industrial gas company, Air Liquide (France), consumer goods company, Unilever (United Kingdom), and pharmaceuticals company, Sanofi (France), as well as a full sale of beverage producer, Pernod Ricard SA (France).

2	Causeway International Value Fund

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the technology hardware & equipment, capital goods, and food beverage & tobacco industry groups increased the most relative to the beginning of the period. The relative weights in the materials, pharmaceuticals biotechnology & life sciences, and commercial & professional services industry groups were the greatest decreases. As of March 31, 2023, the three largest industry group exposures from an absolute perspective in the Fund were to pharmaceuticals biotechnology & life sciences, capital goods, and banks. From a regional perspective, the most notable weight changes relative to the Index included higher allocations to the United Kingdom, Japan, and Italy. The most significantly reduced relative country weights included France, Hong Kong, and Sweden.

Investment Outlook

Causeway bases our investment theses on diligent stock-specific research, not broad expectations for monetary policy or the macroeconomy. As it appears increasingly likely that valuation multiples will compress and earnings growth will slow, our fundamental research seeks to find company managements continuing the arduous work of operational restructuring. We believe some of the greatest share price improvements will come from managements extracting one small profit improvement after another, such as wringing out inefficiencies from supply chain operations, adeptly managing variable costs, or wielding pricing power through product or service innovation.

As credit becomes scarcer, we believe financial strength is paramount, particularly for companies undergoing operational restructuring. Across Causeway client fundamental portfolios, we have scrutinized the balance sheets of holdings to understand better the effect of rising interest rates and have conviction in the portfolios’ overall financial strength. Payout yields — from companies paying dividends and buying back shares — remain an important component of total return.

We believe market tumult creates opportunities for Causeway equity strategies. When investors become too near-sighted, our team’s experience investing across cycles gives us confidence to deploy capital into vetted equities that, although unpopular today, to us demonstrate meaningful upside potential.

Causeway International Value Fund	3

We thank you for your continued confidence in Causeway International Value Fund.

March 31, 2023

Brian Woonhyung Cho	Jonathan Eng	Harry Hartford
Portfolio Manager	Portfolio Manager	Portfolio Manager

Sarah Ketterer	Ellen Lee	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Steven Nguyen	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

4	Causeway International Value Fund

March 31, 2023
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	12.42%	21.63%	4.45%	5.47%	7.02%
Investor Class	12.16%	21.35%	4.21%	5.23%	6.77%
MSCI EAFE Index (Gross)	-0.86%	13.52%	4.03%	5.50%	6.09%

*	Inception is October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would have been reduced. The contractual expense limits are in effect until January 31, 2024. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 27, 2023 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 0.91% and 1.16% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.88% and 1.13% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2023 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK

Belgium — 0.8%

Anheuser-Busch InBev S.A.	818,537	$54,564

Brazil — 0.5%

Banco Bradesco SA ADR	12,086,252	31,666

Canada — 3.0%

Alimentation Couche-Tard Inc.	1,784,002	89,695

Canadian National Railway Co.	901,743	106,401

		196,096

China — 1.1%

Beijing Capital International Airport Co. Ltd., Class H1	52,630,000	38,762

Tencent Holdings Ltd.	718,800	35,127

		73,889

France — 14.4%

Air Liquide SA	431,402	72,212

Alstom S.A.	5,460,841	148,679

AXA SA	3,637,402	111,005

BNP Paribas SA	665,847	39,763

Carrefour SA	3,332,060	67,367

Danone SA	2,856,948	177,771

Kering S.A.	60,661	39,577

Sanofi	946,045	102,626

TotalEnergies SE	828,397	48,846

Valeo	1,859,715	38,161

Vinci S.A.	752,870	86,311

		932,318

Germany — 9.1%

Allianz SE	350,284	80,859

Bayer AG	1,458,105	93,146

Deutsche Telekom AG	5,325,920	129,060

RWE AG	2,095,759	90,178

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2023 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Germany — (continued)

SAP SE	1,537,292	$194,115

		587,358

Hong Kong — 0.4%

Sands China Ltd.[1]	7,063,600	24,539

Ireland — 2.5%

Ryanair Holdings PLC ADR[1]	1,712,643	161,485

Italy — 6.7%

Enel SpA	32,486,900	198,137

UniCredit SpA	12,580,737	237,121

		435,258

Japan — 8.7%

FANUC Corp.	5,418,500	195,674

Murata Manufacturing Co. Ltd.	2,350,300	143,240

Sumitomo Mitsui Financial Group Inc.	1,696,000	67,870

Takeda Pharmaceutical Co. Ltd.	3,360,400	110,367

Tokyo Electron Ltd.	381,000	46,545

		563,696

Netherlands — 5.5%

Akzo Nobel NV	1,754,700	137,244

ING Groep NV	9,906,642	117,645

Koninklijke Philips NV	5,718,255	105,027

		359,916

Peru — 0.2%

Credicorp Ltd.	93,510	12,380

Singapore — 0.7%

United Overseas Bank Ltd.	2,160,100	48,449

South Korea — 4.9%

Samsung Electronics Co. Ltd.	4,612,187	228,077

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2023 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

South Korea — (continued)

SK Hynix Inc.	1,345,128	$92,054

		320,131

Spain — 6.2%

Aena SME S.A.[1]	651,257	105,314

Amadeus IT Group S.A.[1]	2,083,749	139,786

Iberdrola S.A.	5,154,827	64,218

Industria de Diseno Textil S.A.	2,712,052	91,112

		400,430

Sweden — 0.7%

Swedbank AB	2,560,835	42,112

Switzerland — 6.4%

Cie Financiere Richemont SA, Class A	209,301	33,563

Novartis AG	1,454,928	133,589

Roche Holding AG	539,352	154,116

UBS Group AG	1,850,070	39,149

Zurich Insurance Group AG	120,084	57,544

		417,961

United Kingdom — 26.1%

AstraZeneca PLC	947,891	131,334

Barclays PLC	73,244,063	131,832

Berkeley Group Holdings PLC	655,940	33,983

BP PLC	8,724,819	55,145

British American Tobacco PLC	1,187,686	41,633

Compass Group PLC	5,005,706	125,800

Diageo PLC	1,445,163	64,497

GSK PLC	4,271,046	75,466

Prudential PLC	11,608,636	158,940

Reckitt Benckiser Group PLC	2,350,805	178,842

RELX PLC (EUR)	2,016,499	65,311

RELX PLC (GBP)	2,012,633	65,183

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2023 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

United Kingdom — (continued)

Rio Tinto PLC	951,485	$64,585

Rolls-Royce Holdings PLC[1]	170,428,669	313,905

Unilever PLC	2,316,536	120,040

WH Smith PLC	3,467,105	64,177

		1,690,673

Total Common Stock

(Cost $5,721,112) — 97.9%		6,352,921

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 4.734%**	98,375,281	98,375

Total Short-Term Investment

(Cost $98,375) — 1.5%		98,375

Total Investments — 99.4%

(Cost $5,819,487)		6,451,296

Other Assets in Excess of Liabilities — 0.6%		38,294

Net Assets — 100.0%		$6,489,590

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2023.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2023 (Unaudited)

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Belgium	$—	$54,564	$—	$54,564
Brazil	31,666	—	—	31,666
Canada	196,096	—	—	196,096
China	—	73,889	—	73,889
France	—	932,318	—	932,318
Germany	—	587,358	—	587,358
Hong Kong	—	24,539	—	24,539
Ireland	161,485	—	—	161,485
Italy	—	435,258	—	435,258
Japan	—	563,696	—	563,696
Netherlands	—	359,916	—	359,916
Peru	12,380	—	—	12,380
Singapore	—	48,449	—	48,449
South Korea	—	320,131	—	320,131
Spain	—	400,430	—	400,430
Sweden	—	42,112	—	42,112
Switzerland	—	417,961	—	417,961
United Kingdom	—	1,690,673	—	1,690,673

Total Common Stock	401,627	5,951,294	—	6,352,921

Short-Term Investment	98,375	—	—	98,375

Total Investments in Securities	$500,002	$5,951,294	$—	$6,451,296

Amounts designated as “—” are $0 or are rounded to $0.

For more information of valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2023, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	% of Net Assets

Industrials	19.7%	19.7%

Financials	17.0	17.0

Health Care	13.9	13.9

Consumer Staples	12.3	12.3

Information Technology	10.8	10.8

Consumer Discretionary	10.4	10.4

Utilities	5.4	5.4

Materials	4.2	4.2

Communication Services	2.5	2.5

Energy	1.7	1.7

Total	97.9	97.9

Short-Term Investment		1.5

Other Assets in Excess of Liabilities		0.6

Net Assets		100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/23
ASSETS:
Investments at Value (Cost $5,819,487)	$6,451,296
Cash	17,839
Foreign Currency (Cost $4,770)	4,770
Receivable for Investment Securities Sold	124,290
Receivable for Tax Reclaims	23,522
Receivable for Fund Shares Sold	22,848
Receivable for Dividends	17,345
Unrealized Appreciation on Spot Foreign Currency Contracts	146
Prepaid Expenses	273

Total Assets	6,662,329

LIABILITIES:
Payable for Fund Shares Redeemed	146,270
Payable for Investment Securities Purchased	16,183
Payable Due to Adviser	4,218
Payable for Income Tax Liability	3,934
Payable for Shareholder Service Fees — Investor Class	200
Payable Due to Administrator	103
Payable for Trustees’ Fees	103
Other Accrued Expenses	1,728

Total Liabilities	172,739

Net Assets	$6,489,590

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,877,460
Total Distributable Earnings	612,130

Net Assets	$6,489,590

Net Asset Value Per Share (based on net assets of $6,061,913,173 ÷ 333,388,634 shares) — Institutional Class	$18.18

Net Asset Value Per Share (based on net assets of $427,677,367 ÷ 23,698,926 shares) — Investor Class	$18.05

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/22 to 3/31/23
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $6,678)	$54,382

Total Investment Income	54,382

EXPENSES:
Investment Advisory Fees	23,565
Administration Fees	564
Shareholder Service Fees — Investor Class	417
Professional Fees	717
Transfer Agent Fees	401
Custodian Fees	244
Trustees’ Fees	193
Printing Fees	174
Registration Fees	152
Other Fees	335

Total Expenses	26,762

Waiver of Investment Advisory Fees	(766)

Total Waiver	(766)

Net Expenses	25,996

Net Investment Income	28,386

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	118,690
Net Realized Gain from Foreign Currency Transactions	637
Net Change in Unrealized Appreciation on Investments	1,772,299
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	2,510

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	1,894,136

Net Increase in Net Assets Resulting from Operations	$1,922,522

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/22 to 3/31/23 (Unaudited)	10/01/21 to 9/30/22
OPERATIONS:
Net Investment Income	$28,386	$107,766
Net Realized Gain on Investments	118,690	74,610
Net Realized Gain (Loss) from Foreign Currency Transactions	637	(4,011)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,772,299	(1,668,941)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	2,510	(3,275)

Net Increase (Decrease) in Net Assets Resulting From Operations	1,922,522	(1,493,851)

DISTRIBUTIONS:
Institutional Class	(96,504)	(107,566)
Investor Class	(4,817)	(5,808)

Total Distributions to Shareholders	(101,321)	(113,374)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(221,793)	303,354

Total Increase (Decrease) in Net Assets	1,599,408	(1,303,871)

NET ASSETS:
Beginning of Year or Period	4,890,182	6,194,053

End of Year or Period	$6,489,590	$4,890,182

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2023 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND
Institutional
2023(1)	13.20	0.08	5.18	5.26	(0.28)	—	(0.28)	—
2022	17.55	0.30	(4.33)	(4.03)	(0.32)	—	(0.32)	—
2021	12.93	0.33	4.51	4.84	(0.22)	—	(0.22)	—
2020	14.68	0.21	(1.23)	(1.02)	(0.50)	(0.23)	(0.73)	—
2019	16.53	0.47	(1.84)	(1.37)	(0.37)	(0.11)	(0.48)	—	(2)
2018	16.78	0.37	(0.30)	0.07	(0.32)	—	(0.32)	—	(2)
Investor
2023(1)	13.09	0.07	5.13	5.20	(0.24)	—	(0.24)	—
2022	17.40	0.25	(4.28)	(4.03)	(0.28)	—	(0.28)	—
2021	12.81	0.29	4.48	4.77	(0.18)	—	(0.18)	—
2020	14.55	0.16	(1.21)	(1.05)	(0.46)	(0.23)	(0.69)	—
2019	16.39	0.44	(1.83)	(1.39)	(0.34)	(0.11)	(0.45)	—	(2)
2018	16.64	0.34	(0.29)	0.05	(0.30)	—	(0.30)	—	(2)

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share.
(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.13% and 1.87% respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

18.18	40.18	6,061,913	0.87		0.89	0.97		27
13.20	(23.39)	4,628,087	0.85		0.88	1.81		58
17.55	37.59	5,838,585	0.85		0.89	1.94		60
12.93	(7.83)	4,537,029	0.88		0.88	1.51		57
14.68	(8.01)	5,896,074	0.90		0.90	3.18		36
16.53	0.33	7,791,400	0.88		0.88	2.19		30

18.05	40.01	427,677	1.12		1.14	0.81		27
13.09	(23.54)	262,095	1.10		1.13	1.55		58
17.40	37.33	355,468	1.08		1.12	1.73		60
12.81	(8.06)	315,922	1.11		1.12	1.18		57
14.55	(8.26)	615,202	1.14		1.14	3.02		36
16.39	0.22	684,037	0.98	(3)	0.98	2.03	(3)	30

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of March 31, 2023, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are overseen by the Fund’s valuation designee, Causeway Capital Management LLC (“Adviser”), and implemented through a Fair Value Committee (the “Committee”). Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2023, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not”

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

The Fund may receive payments for Article 63 EU Tax Reclaims (“EU tax reclaims”) related to previously withheld taxes on dividends earned in prior years. EU tax reclaims and associated late interest amounts awarded by European countries, if any, are included in Other Income and Interest Income, respectively, on the Statement of Operations. The Fund has also filed for additional EU tax reclaims. Generally, unless recovery amounts are collectible and free from significant contingencies and uncertainties, recoveries will not be recognized in the Fund’s net asset value until collected. The receipt of EU tax reclaims and interest will result in a tax liability to the Fund to offset the tax benefits that shareholders received in the past. The precise amount of the tax liability is uncertain and is subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, the Fund has accrued an amount of the estimated tax liability payable to the U.S. IRS on behalf of its shareholders which is recorded as a reduction of Other Income on the Statement of Operations, if applicable.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, including fees that are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are known. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limit agreement described in Note 3.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation –The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2023, the Fund received commission recapture payments of $16,642.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2024 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2023, the Adviser waived $765,679 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2023, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2023, approximately $3,003 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2023, for the Fund were as follows (000):

Purchases	Sales
$1,545,989	$1,834,140

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, wars, conflicts, natural disasters, pandemics, epidemics, inflation/ deflation, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

For example, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely

22	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2022 and September 30, 2021 was as follows (000):

	Ordinary Income	Total
2022	$113,374	$113,374
2021	77,102	77,102

As of September 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$101,321
Capital Loss Carryforwards	(65,030)
Unrealized Depreciation	(1,245,362)

Total Accumulated Losses	$(1,209,071)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$—	$65,030	$65,030

Causeway International Value Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

For the fiscal year ended September 30, 2022, the Fund utilized $48,239 (000) of long term capital loss carryforwards.

At March 31, 2023, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$5,819,487	$739,336	$(107,527)	$631,809

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2023 (Unaudited)		Fiscal Year Ended September 30, 2022
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	41,484	$678,256	93,697	$1,530,038
Shares Issued in Reinvestment of Dividends and Distributions	5,483	87,181	5,709	97,277
Shares Redeemed	(64,080)	(1,052,315)	(81,571)	(1,319,320)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(17,113)	(286,878)	17,835	307,995

Investor Class
Shares Sold	7,465	124,751	5,786	93,488
Shares Issued in Reinvestment of Dividends and Distributions	299	4,716	336	5,686
Shares Redeemed	(4,088)	(64,382)	(6,525)	(103,815)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	3,676	65,085	(403)	(4,641)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(13,437)	$(221,793)	17,432	$303,354

8.	Significant Shareholder Concentration

As of March 31, 2023, three of the Fund’s shareholders of record owned 50% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

24	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

Causeway International Value Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 to March 31, 2023).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

26	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,401.80	0.87%	$5.21

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.59	0.87%	$4.38

Actual Fund Return
Investor Class	$1,000.00	$1,400.10	1.12%	$6.70

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.35	1.12%	$5.64

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Causeway International Value Fund	27

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2022 through December 31, 2022. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

28	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission“) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-003-1600

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR § 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia,
President

Date: June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia,
President

Date: June 8, 2023

By	/s/ Eric Olsen
Eric Olsen,
Treasurer

Date: June 8, 2023